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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                OCTOBER 30, 1998
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                                (Date of Report)



                             SPACELABS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                      0-20083                      91-1558809
----------------           ----------------------         -------------------
(State or other            Commission File Number           (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation or
 organization)


        15220 N.E. 40TH STREET
         REDMOND, WASHINGTON                                       98073
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(Address of principal executive offices)                         (Zip Code)



                                 (425) 882-3700
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              (Registrant's telephone number, including area code)


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ITEM 8.  CHANGE IN FISCAL YEAR

     On October 30, 1998, the Company's Board of Directors approved a change in the Company's fiscal year end from a 52-53 week year ending the last Friday in December to a December 31 year end. The transition period from December 26, 1998 to December 31, 1998 will be included in the Company's Annual Report on Form 10-K for the year ending December 31, 1998.


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SIGNATURES

Pursuant to the requirements of Section 13 or Section 15(d) the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



       SPACELABS MEDICAL, INC.
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           (Registrant)



Dated:   November  9, 1998                By  /s/  Carl A. Lombardi
                                              ----------------------------------
                                              Carl A. Lombardi
                                              Chairman of the Board